                     AMENDMENT TO MASTER CUSTODIAN CONTRACT


                  THIS AMENDMENT TO MASTER CUSTODIAN CONTRACT is dated as of September 8, 2004, by and between State Street Bank and Trust Company (the "Custodian") and each investment company set forth on Appendix A hereto (each such entity referred to herein as a "Fund," and any series of a Fund, "Portfolio").

                  WHEREAS, the parties hereto are parties to that certain Master Custodian Contract dated May 1, 2000, as amended (the "Master Custodian Contract"); and

                  WHEREAS, the Custodian on the one hand and each Fund on the other hand desire to amend paragraph 12 to the Master Custodian Contract.

                  NOW THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter contained, the Custodian and each Fund on behalf of each Portfolio, severally and not jointly, hereby agree as follows:

                  1. (a) Paragraph 12 of the Master Custodian Contract be and it hereby is modified in its entirety to read as follows:

                  For all expenses and services performed and to be performed by Custodian hereunder, each Fund on behalf of its respective Portfolio(s) as applicable, shall and hereby agrees to pay Custodian, severally and not jointly, such reasonable compensation as determined by the parties from time to time.

                  2. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Custodian Contract.

                  3. Except as set forth in this Amendment, the Master Custodian Contract shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.


Witnessed By:                             STATE STREET BANK AND TRUST COMPANY


   /s/ JANET B. ALEXANDER                 By:  /s/ JOSEPH L HOOLEY
---------------------------------            -----------------------------------
Name:    Janet B. Alexander                  Name:   Joseph L Hooley
Title:   Associate Counsel                   Title:  Executive Vice President

                                        AIM EQUITY FUNDS, on behalf of each of
                                        its Portfolios as identified in Appendix
                                        A hereto

                                        AIM FLOATING RATE FUND, on behalf of
                                        each of its Portfolios as identified in
                                        Appendix A hereto

                                        AIM FUNDS GROUP, on behalf of each of
                                        its Portfolios as identified in Appendix
                                        A hereto

                                        AIM GROWTH SERIES, on behalf of each of
                                        its Portfolios as identified in Appendix
                                        A hereto

                                        AIM INTERNATIONAL MUTUAL FUNDS, on
                                        behalf of each of its Portfolios as
                                        identified in Appendix A hereto

                                        AIM INVESTMENT FUNDS, on behalf of each
                                        of its Portfolios as identified in
                                        Appendix A hereto

                                        AIM INVESTMENT SECURITIES FUNDS, on
                                        behalf of each of its Portfolios as
                                        identified in Appendix A hereto

                                        AIM SELECT REAL ESTATE INCOME FUND

                                        AIM SPECIAL OPPORTUNITIES FUNDS, on
                                        behalf of each of its Portfolios as
                                        identified in Appendix A hereto

                                        AIM SUMMIT FUND

                                        AIM VARIABLE INSURANCE FUNDS, on behalf
                                        of each of its Portfolios as identified
                                        in Appendix A hereto

Witnessed By:


   /s/ LISA A. MOSS                     By:  /s/ ROBERT H. GRAHAM
-----------------------------------        -------------------------------------
Name:    Lisa A. Moss                        Name:  Robert H. Graham
Title:   Assistant Secretary                 Title:  Chairman and President

                                   APPENDIX A
                          (AS REVISED OCTOBER 15, 2004)


AIM EQUITY FUNDS                        AIM INVESTMENT FUNDS
   o  AIM Aggressive Growth Fund           o  AIM Developing Markets Fund
   o  AIM Blue Chip Fund                   o  AIM Global Health Care Fund
   o  AIM Capital Development Fund         o  AIM Libra Fund
   o  AIM Charter Fund                     o  AIM Trimark Endeavor Fund
   o  AIM Constellation Fund               o  AIM Trimark Fund
   o  AIM Core Strategies Fund             o  AIM Trimark Small Companies Fund
   o  AIM Dent Demographic Trends Fund
   o  AIM Diversified Dividend Fund     AIM INVESTMENT SECURITIES FUNDS
   o  AIM Emerging Growth Fund
   o  AIM Large Cap Basic Value Fund       o  AIM High Yield Fund
   o  AIM Large Cap Growth Fund            o  AIM Income Fund
   o  AIM Mid Cap Growth Fund              o  AIM Intermediate Government Fund
   o  AIM Select Basic Value Fund          o  AIM Real Estate Fund
   o  AIM U.S. Growth Fund                 o  AIM Short Term Bond Fund
   o  AIM Weingarten Fund                  o  AIM Total Return Bond Fund

AIM FLOATING RATE FUND                  AIM SPECIAL OPPORTUNITIES FUNDS

AIM FUNDS GROUP                            o  AIM Opportunities I Fund
                                           o  AIM Opportunities II Fund
   o  AIM Balanced Fund                    o  AIM Opportunities III Fund
   o  AIM Basic Balanced Fund
   o  AIM European Small Company Fund   AIM SELECT REAL ESTATE INCOME FUND
   o  AIM Global Value Fund
   o  AIM International Emerging        AIM SUMMIT FUND
      Growth Fund
   o  AIM Mid Cap Basic Value Fund      AIM VARIABLE INSURANCE FUNDS
   o  AIM Premier Equity Fund
   o  AIM Select Equity Fund               o  AIM V.I. Aggressive Growth Fund
   o  AIM Small Cap Equity Fund            o  AIM V.I. Balanced Fund
                                           o  AIM V.I. Basic Value Fund
AIM GROWTH SERIES                          o  AIM V.I. Blue Chip Fund
                                           o  AIM V.I. Capital Appreciation
   o  AIM Aggressive Allocation Fund          Fund
   o  AIM Basic Value Fund                 o  AIM V.I. Capital Development
   o  AIM Conservative Allocation Fund        Fund
   o  AIM Global Equity Fund               o  AIM V.I. Core Equity Fund
   o  AIM Mid Cap Core Equity Fund         o  AIM V.I. Core Stock Fund
   o  AIM Moderate Allocation Fund         o  AIM V.I. Dent Demographic Trends
   o  AIM Small Cap Growth Fund               Fund
                                           o  AIM V.I. Diversified Income Fund
                                           o  AIM V.I. Dynamics Fund
AIM INTERNATIONAL MUTUAL FUNDS             o  AIM V.I. Financial Services Fund
                                           o  AIM V.I. Government Securities
   o  AIM Asia Pacific Growth Fund            Fund
   o  AIM European Growth Fund             o  AIM V.I. Growth Fund
   o  AIM Global Aggressive Growth         o  AIM V.I. Health Sciences Fund
      Fund                                 o  AIM V.I. High Yield Fund
   o  AIM Global Growth Fund               o  AIM V.I. International Growth
   o  AIM International Growth Fund           Fund
                                           o  AIM V.I. Large Cap Growth Fund
                                           o  AIM V.I. Leisure Fund
                                           o  AIM V.I. Mid Cap Core Equity
                                              Fund
                                           o  AIM V.I. Premier Equity Fund
                                           o  AIM V.I. Real Estate Fund
                                           o  AIM V.I. Small Cap Equity Fund
                                           o  AIM V.I. Small Company Growth
                                              Fund
                                           o  AIM V.I. Technology Fund
                                           o  AIM V.I. Total Return Fund
                                           o  AIM V.I. Utilities Fund